Equity	12 Months Ended
Dec. 31, 2011
Stockholders' Equity Note [Abstract]
Stockholders' Equity Note Disclosure [Text Block]

Note 13. Equity

Distributions Payable

We declared a quarterly distribution of $0.563 per share in December 2011, which was paid in January 2012 to shareholders of record at December 31, 2011; and a quarterly distribution of $0.510 per share in December 2010, which was paid in January 2011 to shareholders of record at December 31, 2010.

Redeemable Noncontrolling Interest

On June 30, 2003, WPCI granted an incentive award to two officers of WPCI consisting of 1,500,000 restricted units, representing an approximate 13% interest in WPCI, and 1,500,000 options for WPCI units with a combined fair value of $2.5 million at that date. Both the options and restricted units vested ratably over five years, with full vesting occurring December 31, 2007. During 2008, the officers exercised all of their 1,500,000 options to purchase 1,500,000 units of WPCI at $1 per unit. Upon the exercise of the WPCI options, the officers had a total interest of approximately 23% in WPCI. The terms of the vested restricted units and units received in connection with the exercise of options of WPCI by noncontrolling interest holders provided that the units could be redeemed, commencing December 31, 2012 and thereafter, solely in exchange for our shares and that any redemption would be subject to a third-party valuation of WPCI. In connection with a reorganization of WPCI into three separate entities in 2008, the officers also owned equivalent interests in the three new entities.

In December 2009, one of those officers resigned from W. P. Carey, WPCI and all affiliated entities pursuant to a mutually agreed separation. As part of this separation, we effected the purchase of all of the interests in WPCI and certain related entities held by that officer for cash, at a negotiated fair market value of $15.4 million. The tax effect of approximately $4.8 million relating to the acquisition of this interest, which resulted in an increase in contributed capital, was recorded as an adjustment to Listed shares in the consolidated balance sheets. The remaining officer currently has a total interest of approximately 7.7% in each of WPCI and the related entities.

We account for the noncontrolling interest in WPCI held by the officer as a redeemable noncontrolling interest, as we have an obligation to repurchase the interest from that officer for shares of our common stock, subject to certain conditions. As the redemption provisions include certain terms that are not solely within our control, the noncontrolling interest is classified as redeemable. The officer's interest is reflected at estimated redemption value for all periods presented. Redeemable noncontrolling interests, as presented on the consolidated balance sheets, reflect adjustments of $(0.5) million, $(0.5) million and $6.8 million at December 31, 2011, 2010 and 2009, respectively, to present the officer's interest at redemption value.

The following table presents a reconciliation of redeemable noncontrolling interest (in thousands):

	Years Ended December 31,
	2011	2010	2009
Beginning balance	$7,546	$7,692	$18,085
Redemption value adjustment	(455)	(471)	6,773
Net income	1,923	1,293	2,258
Distributions	(1,309)	(956)	(4,056)
Purchase of noncontrolling interests	-	-	(15,380)
Change in other comprehensive (loss) income	(5)	(12)	12
Ending balance	$7,700	$7,546	$7,692

Accumulated Other Comprehensive Loss

The following table presents the components of accumulated other comprehensive loss reflected in equity, net of tax. Amounts include our proportionate share of other comprehensive income or loss from our unconsolidated investments (in thousands):

	December 31,
	2011	2010
Unrealized gain on marketable securities	$37	$48
Unrealized loss on derivative instruments	(5,246)	(1,658)
Foreign currency translation adjustment	(3,298)	(1,853)
Accumulated other comprehensive loss	$(8,507)	$(3,463)

Earnings Per Share

Under current authoritative guidance for determining earnings per share, all unvested share-based payment awards that contain non-forfeitable rights to distributions are considered to be participating securities and therefore are included in the computation of earnings per share under the two-class method. The two-class method is an earnings allocation formula that determines earnings per share for each class of common shares and participating security according to dividends declared (or accumulated) and participation rights in undistributed earnings. Our unvested RSUs contain rights to receive non-forfeitable distribution equivalents, and therefore we apply the two-class method of computing earnings per share. The calculation of earnings per share below excludes the income attributable to the unvested RSUs from the numerator. The following table summarizes basic and diluted earnings per share for the periods indicated (in thousands, except share amounts):

	Years Ended December 31,
	2011	2010	2009
Net income attributable to W. P. Carey members	$139,079	$73,972	$69,023
Allocation of earnings to participating unvested RSUs	(2,130)	(440)	(1,127)
Net income – basic	136,949	73,532	67,896
Income effect of dilutive securities, net of taxes	-	724	1,250
Net income – diluted	$136,949	$74,256	$69,146

Weighted average shares outstanding – basic	39,819,475	39,514,746	39,019,709
Effect of dilutive securities	278,620	493,148	693,026
Weighted average shares outstanding – diluted	40,098,095	40,007,894	39,712,735

Securities included in our diluted earnings per share determination consist of stock options and restricted stock awards. Securities totaling 207,258 shares, 247,750 shares and 485,408 shares for the years ended December 31, 2011, 2010 and 2009, respectively, were excluded from the earnings per share computations above as their effect would have been anti-dilutive.

In January 2012, the Compensation Committee approved long-term incentive plan awards to key employees consisting of 168,900 RSUs and 282,400 PSUs that could have a dilutive impact on our earnings per share calculation.

Share Repurchase Programs

In December 2008, the Executive Committee of our board of directors (the “Executive Committee”) approved a program to repurchase up to $10.0 million of our common stock through March 4, 2009 or the date the maximum was reached, if earlier. During the term of this program, we repurchased a total of $9.3 million of our common stock. In March 2009, the Executive Committee approved an additional program to repurchase up to $3.5 million of our common stock through March 27, 2009 or the date the maximum was reached, if earlier. During the term of this program, we repurchased a total of $2.8 million of our common stock.